                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints AMY GALLENT, MICHAEL S. WILDER and C. M. O'HALLORAN, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                                     Title                                 Date



/s/ Ramani Ayer                          Chairman, Chief Executive Officer, President       July 15, 1999
------------------------------------     and Director
Ramani Ayer


/s/ Lowndes A. Smith                     Vice Chairman and Director                         July 15, 1999
------------------------------------
Lowndes A. Smith


/s/ David K. Zwiener                     Executive Vice President, Chief Financial          July 15, 1999
------------------------------------     Officer and Director
David K. Zwiener


/s/ Bette B. Anderson                    Director                                           July 15, 1999
------------------------------------
Bette B. Anderson


/s/ Rand V. Araskog                      Director                                           July 15, 1999
------------------------------------
Rand V. Araskog


/s/ Robert A. Burnett                    Director                                           July 15,1999
------------------------------------
Robert A. Burnett

/s/ Paul G. Kirk, Jr.                    Director                                           July 15, 1999
------------------------------------
Paul G. Kirk, Jr.


/s/ Donald R. Frahm                      Director                                           July 15, 1999
------------------------------------
Donald R. Frahm


/s/ Frederic V. Salerno                  Director                                           July 15, 1999
------------------------------------
Frederic V. Salerno


/s/ Robert W. Selander                   Director                                           July 15, 1999
------------------------------------
Robert W. Selander


/s/ H. Patrick Swygert                   Director                                           July 15, 1999
------------------------------------
H. Patrick Swygert


/s/ Gordon I. Ulmer                      Director                                           July 15, 1999
------------------------------------
Gordon I. Ulmer